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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 26, 2001
                                                  ------------------------------


                           Introgen Therapeutics, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                        0-21291                  74-2704230
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

     301 Congress Avenue, Suite 1850, Austin, Texas         78701
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       (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:   (512) 708-9310
                                                    ----------------------------

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          (Former name or former address, if changed since last report)



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ITEM 8.  CHANGE IN FISCAL YEAR.


         On September 26, 2001, the Board of Directors of Introgen Therapeutics, Inc., a Delaware corporation and the Registrant herein, approved a resolution to change the accounting year of the Registrant from a fiscal year ending on June 30 to a fiscal year ending on December 31. The Registrant will file an Annual Report on Form 10-K for the six-month transition period ending December 31, 2001.

                                             SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 11, 2001                      INTROGEN THERAPEUTICS, INC.



                                             /s/ James W. Albrecht, Jr.
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                                             James W. Albrecht, Jr.
                                             Chief Financial Officer